Exhibit 10.9


                              FINDERS FEE AGREEMENT

This Finders Fee Agreement (the "Agreement"), effective as of January 28, 2000 is entered into by and between Wasatch Interactive Learning Corporation, a Utah corporation (herein referred to as the "Company") and Western Financial Communications, Inc., a California corporation (herein referred to as "WFC").

                                    RECITALS

WHEREAS, the Company desires to raise capital; and

WHEREAS, WFC has contacts that might be willing to provide the Company capital; and

NOW THEREFORE, the parties hereby agree to the following terms for paying a finder's fee in the event WFC introduces the Company to a capital source, which provides funds to the Company.

Financing "Finder's Fee". It is understood that in the event WFC introduces the Company, or its nominees, to a lender or equity purchaser, not already having a preexisting relationship with the Company, with whom the Company, or it nominees, ultimately finances or causes the completion of such financing, the Company agrees to compensate (WFC) for such services with a "finder's fee" in the amount of 2.5% of the total gross finding provided by such lender or equity purchaser, such fee to be payable in cash. This 2.5% fee will be in addition to any fees payable by the Company to any other intermediary, if any, which shall be the subject of separate agreements negotiated between the Company and such other intermediary; however, the total of such fees payable by the Company to all intermediaries, including WFC, relating to any single financing or completion of financing shall not exceed ten percent (10%) of the total gross funding provided by the introduced lender or purchaser for that particular financing, and the Company shall, if necessary, reduce fee(s) to other intermediaries in order to meet such limitation. It is also understood that in the event WFC introduces the Company, or its nominees, to an acquisition candidate, either directly or indirectly through another intermediary, not already having a preexisting relationship with the Company, which the Company, or its nominees, ultimately acquires or causes the completion of such acquisition, the Company agrees to compensate WFC for such services with a "finder's fee" in the amount of 2% of total gross consideration provided by such acquisition. Such fee to be payable in cash. This 2% will be in addition to any fees payable by the Company to any other intermediary, if any, which shall be the subject of separate agreements negotiated between the Company and such other intermediary; however, the total such fees payable by the Company to all intermediaries including WFC, relating to any single acquisition or completion thereof shall not exceed ten percent (10%) of the total gross consideration provided by such acquisition, and the Company shall, if necessary reduce fee(s) to other intermediaries in order to meet such limitation.

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Page 2
Finders's Fee Agreement


It is specifically understood that WFC is not and does not hold itself out to be a Broker/Dealer, but is rather merely a "Finder" in reference to the Company procuring financing sources and acquisition candidates.

Complete Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.


AGREED TO:



"Company"                               WASATCH INTERACTIVE LEARNING CORPORATION

Date:  1/28/00                          By:  /s/ BARBARA MORRIS
                                             -----------------------------------
                                                 Barbara Morris, President



"WFC"                                   WESTERN FINANCIAL COMMUNICATIONS, INC.

Date:  1/28/00                           By:  /s/ JEFFREY V. WEAVER
                                             -----------------------------------
                                                 Jeffrey V. Weaver, President